Exhibit 10.34

SECURITY AGREEMENT

SECURITY AGREEMENT (this “Security Agreement”), dated as of September 14, 2007 and effective as of June 30, 2007, by and between Basin Water, Inc., a Delaware corporation (the “Secured Party”) and VL Capital LLC, a Delaware limited liability Company (the “Borrower”).

W I T N E S S E T H:

WHEREAS, pursuant to a Term Loan Agreement, dated the date hereof, between Borrower and the Secured Party (the “Loan Agreement”), Borrower has agreed to issue to the Secured Party and the Secured Party has agreed to accept from Borrower the Loan (as defined in the Loan Agreement) in the aggregate original principal amount of $4,500,000; and

WHEREAS, in order to induce the Secured Party to enter into the Loan Agreement and the Agreement to Sell and Purchase between Basin Water, Inc. and VL Capital LLC dated the date hereof (the “Purchase Agreement”), Borrower has agreed to execute and deliver to the Secured Party this Security Agreement for the benefit of the Secured Party and to grant to it a security interest in the Property (as defined in the Purchase Agreement) to secure the prompt payment, performance and discharge in full of all of Borrower’s obligations under the Loan.

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Certain Definitions. As used in this Security Agreement, the following terms shall have the meanings set forth in this Section 1. Terms used but not otherwise defined in this Security Agreement that are defined in Article 9 of the UCC shall have the respective meanings given such terms in Article 9 of the UCC.

(a) “Collateral” means the collateral in which the Secured Party is granted a security interest by this Security Agreement and which shall include the following so long as they are part of the Property, whether presently owned or existing or hereafter acquired or coming into existence, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the sale or transfer of the Collateral and of insurance covering the same and of any tort claims in connection therewith:

(i) All Goods of the Borrower, including, without limitations, all machinery, equipment, computers, motor vehicles, trucks, tanks, boats, ships, appliances, furniture, special and general tools, fixtures, test and quality control devices and other equipment of every kind and nature and wherever situated, together with all documents of title and documents representing the same, all additions and accessions thereto, replacements therefor, all parts therefor, and all substitutes for any of the foregoing and all other items used and useful in connection with the Borrower’s businesses and all improvements thereto; and

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(ii) All of the Borrower’s contract rights and general intangibles, including, without limitation, all water contracts, partnership interests, stock or other securities, licenses, distribution and other agreements, computer software development rights, leases, franchises, customer lists, quality control procedures, grants and rights, goodwill, trademarks, service marks, trade styles, trade names, patents, patent applications, copyrights, deposit accounts, and income tax refunds; and

(iii) All Accounts of the Borrower including all insurance proceeds, and rights to refunds or indemnification whatsoever owing, together with all instruments, all documents of title representing any of the foregoing, all rights in any merchandising, goods, equipment, motor vehicles and trucks which any of the same may represent, and all right, title, security and guaranties with respect to each Account, including any right of stoppage in transit;

(iv) All of the Borrower’s documents, instruments, chattel paper, investment property, deposit accounts, letter-of-credit rights, supporting obligations, files, records, books of account, business papers and computer programs and the products; and

(v) To the extent not listed above, the proceeds of all of the foregoing Collateral set forth in clauses (i)-(v) above.

(b) “Borrower” has the meaning set forth in the recitals.

(c) “Financing Statements” means all UCC financing statements (or comparable documents now or hereafter filed in accordance with the UCC or comparable law) authorized by the Borrower to be filed in favor of the Secured Party in connection with the transactions contemplated hereby.

(d) “Governmental Authority” means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

(e) “Liens” shall have the meaning set forth in the Loan Agreement.

(f) “Obligations” means all of the Borrower’s obligations under this Security Agreement, the Loan Agreement and the Loan, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later decreased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.

(g) “Party” shall have the meaning set forth in the Loan Agreement.

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(h) “Permitted Liens” shall have the meaning set forth in the Loan Agreement.

(i) “Person” shall have the meaning set forth in the Loan Agreement.

(j) “Subsidiary” shall have the meaning set forth in the Loan Agreement.

(k) “UCC” means the Uniform Commercial Code, as currently in effect in the State of California.

2. Grant of Security Interest. As an inducement for the Secured Party to enter into the Loan Agreement and issue the Loan and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, the Borrower hereby, pledges, grants and hypothecates to the Secured Party, a continuing first priority security interest in, a continuing first priority Lien upon, an unqualified right to possession and disposition of and a right of set-off against, in each case to the fullest extent permitted by law, all of the Borrower’s right, title and interest of whatsoever kind and nature in and to the Collateral (the “Security Interest”).

3. Representations, Warranties, Covenants and Agreements of the Borrower. The Borrower represents and warrants to, and covenants and agrees with, the Secured Party as follows:

(a) The Borrower represents and warrants that it has no place of business or offices where its respective books of account and records are kept (other than temporarily at the offices of its attorneys or accountants) or places where Collateral is stored or located, except as set forth on Exhibit A attached hereto.

(b) The Borrower is the sole owner of the Collateral, free and clear from encumbrances, except Permitted Liens and is fully authorized to grant the Security Interest in and to pledge the Collateral. Except for financing statements evidencing Permitted Liens and the Financing Statements filed pursuant to this Security Agreement, there is not on file with any Governmental Authority an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing covering or affecting any of the Collateral. So long as this Security Agreement shall be in effect, the Borrower shall not execute and shall not knowingly permit to be on file in any such office or agency any such financing statement or other document or instrument, except to the extent filed or recorded in favor of the Secured Party pursuant to the terms of this Security Agreement or filed or recorded in connection with any Permitted Liens.

(c) No part of the Collateral has been judged invalid or enforceable. No written claim has been received that any Collateral or the Borrower’s use of any Collateral violates the rights of any third party. There has been no adverse decision to the Borrower’s claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to the Borrower’s right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other Governmental Authority.

(d) The Borrower shall at all times maintain its books of account and records relating to the Collateral at its principal place of business and its Collateral at the locations set

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forth on Exhibit A attached hereto and may not relocate such books of account and records or tangible Collateral unless it notifies Secured Party of such intent to relocate and the place of relocation and it obtains prior written consent of the Secured Party prior to such relocation.

(e) The Borrower shall notify the Secured Party at least ten (10) days in advance of any change in the state of incorporation or formation or any change in the Borrower’s name(s) and the Borrower shall provide evidence that appropriate financing statements and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interest to create in favor of the Secured Party valid, perfected and continuing Liens in the Collateral.

(f) This Agreement creates in favor of the Secured Party a valid first priority security interest in the Collateral securing the payment and performance of the Obligations and, upon making the filings described in the immediately following sentence, a perfected first priority security interest in such Collateral. Except for the filing of financing statements on Form UCC-1 under the UCC with the jurisdictions indicated on Exhibit B, attached hereto, no authorization or approval of or filing with or notice to any Governmental Authority is required either (i) for the grant by the Borrower of, or the effectiveness of, the Security Interest granted hereby or for the execution, delivery and performance of this Security Agreement by the Borrower of (ii) for the perfection of or exercise by the Secured Party of its rights and remedies hereunder to the extent such rights and remedies with respect to the Collateral can be perfected by making such filings.

(g) The Borrower shall take all such actions requested by the Secured Party so as to maintain the Liens and Security Interest provided for hereunder as valid and perfected Liens and security interests in the Collateral in favor of the Secured Party until this Security Agreement and the Security Interest hereunder shall terminate pursuant to Section 11. The Borrower hereby agrees to defend the same against any and all persons. The Borrower shall safeguard and protect all Collateral for the account of the Secured Party. At the request of the Secured Party, the Borrower will deliver to the Secured Party at any time or from time to time one or more Financing Statements pursuant to the UCC (or any other applicable statute) in form reasonably satisfactory to the Secured Party and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Secured Party to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, the Borrower shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interest hereunder, and the Borrower shall obtain and furnish to the Secured Party from time to time, upon demand, such releases and/or subordinations of claims and Liens which may be required to maintain the priority of the Security Interest hereunder, except with respect to the Permitted Liens.

(h) The Borrower hereby authorizes the Secured Party to file any UCC financing or continuation statement without the signature of the Borrower to the extent permitted by applicable law, including, but not limited to, a filing of a Form UCC-1 financing statement with an appropriate description for the Collateral. The Borrower hereby ratifies any filing by the Secured Party of financing statements prior to the date hereof with respect to the Collateral. A carbon, photographic, facsimile or any reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

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(i) The Borrower will not sell, lease, transfer, or otherwise dispose of any of the Collateral or create, incur, assume or suffer to exist any Lien upon any of the Collateral, except for Permitted Liens and as otherwise permitted under the Loan Agreement, without the prior written consent of the Secured Party.

(j) The Borrower shall, within ten (10) days of obtaining knowledge thereof, advise the Secured Party promptly, in sufficient detail, of any substantial change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Party’s security interest therein.

(k) The Borrower shall promptly execute and deliver to the Secured Party such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Secured Party may from time to time reasonably request and may in its sole discretion deem necessary to perfect, protect or enforce its security interest in the Collateral, other than as stated therein, shall be subject to all of the terms and conditions hereof. Where Collateral is in the possession of a third party, the Borrower will join with the Secured Party in notifying the third party of the Secured Party’s security interest and obtaining an acknowledgement from the third party that it is holding the Collateral for the benefit of the Secured Party as may be reasonably requested by the Secured Party. The Borrower will use reasonable efforts to cooperate with the Secured Party in obtaining control with respect to Collateral consisting of (i) deposit accounts; (ii) investment property; (iii) letter-of-credit rights; and (iv) electronic chattel paper.

(l) The Borrower shall permit the Secured Party and its employees and agents to inspect the Collateral during regular business hours, and to make copies of records pertaining to the Collateral, all in accordance with the Loan Agreement.

(m) The Borrower shall promptly, and in any case, in no less than five (5) days, notify the Secured Party in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by the Borrower that may have a material adverse effect on the Collateral, the Security Interest or the rights and remedies of the Secured Party hereunder.

(n) All information heretofore, herein or hereafter supplied to the Secured Party by or on behalf of the Borrower with respect to the Collateral is accurate and complete in all material respects as of the date furnished.

(o) The Borrower shall notify the Secured Party as soon as practicable after acquiring or creating a new Subsidiary, and cause such new Subsidiary to execute and deliver to the Secured Party joinders to this Security Agreement, and any other documents as may be reasonably requested by the Secured Party in form and substance satisfactory to the Borrower to which such Subsidiary shall grant a security interest to the Secured Party in its assets that constitute Property as additional Collateral for the Obligations.

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4. Defaults. The following events shall be “Events of Default”:

(a) The occurrence of an Event of Default as defined in and under the Loan Agreement;

(b) Any representation or warranty of the Borrower in this Security Agreement shall prove to have been materially incorrect and the subject of that breach of representation or warranty is material on or as the date made or deemed made; and

(c) The failure by the Borrower to observe or perform any of its obligations hereunder for fifteen (15) days after receipt by the Borrower of notice of such failure from the Secured Party.

5. Duty To Hold In Trust. Upon the occurrence of any Event of Default and at any time thereafter, the Borrower shall, upon receipt by it of any revenue, income or other sums subject to the Security Interest, whether payable pursuant to the Loan Agreement or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Party and shall forthwith endorse and transfer any such sums or instruments, or both, to the Secured Party for application to the satisfaction of the Obligations.

6. Rights and Remedies Upon Default. Upon occurrence of any Event of Default and at any time thereafter, the Secured Party shall have the right to exercise all of the remedies conferred hereunder and under the Loan Agreement, and the Secured Party shall have all the rights and remedies of a secured party under the UCC and/or any other applicable law (including the Uniform Commercial Code of any jurisdiction in which any Collateral is then located). Without limitation, the Secured Party shall have the following rights and powers:

(a) The Secured Party shall have the right to take possession of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and the Borrower shall assemble the Collateral and make it available to the Secured Party at places which the Secured Party shall reasonably select, whether at the Borrower’s premises or elsewhere, and make available to the Secured Party, without rent, all of the Borrower’s respective premises and facilities for the purpose of the Secured Party taking possession of, removing or putting the Collateral in saleable or disposable form.

(b) The Secured Party shall have the right to take control of the operation of the Property that constitutes Collateral and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Secured Party may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to the Borrower or right of redemption of the Borrower, which are hereby expressly waived. Upon each such sale, lease, assignment or other transfer of Collateral, the Secured Party may, unless prohibited by applicable law which cannot be waived, purchase all or

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any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Borrower, which are hereby waived and released. It is hereby understood that the Secured Party will be subject to and must comply with the remarketing provisions set forth in Section 10 of the Purchase Agreement.

7. Applications of Proceeds. The proceeds of any such sale, lease or other disposition of the Collateral hereunder shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys’ fees and expenses incurred by the Secured Party in enforcing its rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations, and to the payment of any other amounts required by applicable law, after which the Secured Party shall pay to the Borrower any surplus proceeds. If, upon the sale, license or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Party is legally entitled, the Borrower will be liable for the deficiency, together with interest thereon, at the rate of 10% per annum (the “Default Rate”), and the reasonable fees of any attorneys employed by the Secured Party to collect such deficiency. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands against the Secured Party arising out of the repossession, removal, retention or sale of the Collateral, unless due to the gross negligence or willful misconduct of the Secured Party.

8. Costs and Expenses. The Borrower agrees to pay, through the Escrow Agreement, all out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Secured Party. The Borrower will also, upon demand, pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Party may incur in connection with (i) the enforcement of this Security Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Secured Party under the Loan Agreement. Until so paid, any fees payable hereunder shall be added to the principal amount of the Loan and shall bear interest at the Default Rate.

9. Responsibility for Collateral. The Borrower assumes all liabilities and responsibility in connection with all Collateral, up to the limits of insurance proceeds, and the obligations of the Borrower hereunder or under the Loan shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason.

10. Security Interest Absolute. All rights of the Secured Party and all Obligations of the Borrower hereunder, shall be absolute and unconditional, irrespective of: (a) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Purchase Agreement, the Loan or any other agreement entered into in connection with the foregoing; (b) any exchange, release or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guaranty, or

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any other security, for all or any of the Obligations; or (c) any other circumstance which might otherwise constitute any legal or equitable defense available to the Borrower, or a discharge of all or any part of the Security Interest granted hereby. Until the Obligations shall have been paid and performed in full, the rights of the Secured Party shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy. The Borrower expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance. In the event that at any time any transfer of any Collateral or any payment received by the Secured Party hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than the Secured Party, then, in any such event, the Borrower’s obligations hereunder shall survive cancellation of this Security Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Security Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof. The Borrower waives all right to require the Secured Party to proceed against any other person or to apply any Collateral which the Secured Party may hold at any time, or to marshal assets, or to pursue any other remedy. The Borrower waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

11. Term of Agreement. This Agreement and the Security Interest shall terminate on the date on which all payments under the Loan Agreement have been made in full and all other Obligations have been paid or discharged. Upon such termination, the Secured Party, at the request and at the expense of the Borrower, will join in executing any termination statement with respect to any financing statement executed and filed pursuant to this Security Agreement and taking any and all other actions reasonably requested by the Borrower to terminate the Secured Party’s Security Interest and release any and all Collateral.

12. Power of Attorney; Further Assurances.

(a) The Borrower authorizes the Secured Party, and does hereby make, constitute and appoint it, and its respective officers, agents, successors or assigns with full power of substitution, as the Borrower’s true and lawful attorney-in-fact, with power, in its own name or in the name of the Borrower, to, after the occurrence and during the continuance of an Event of Default, (i) endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Party; (ii) to sign and endorse any UCC financing statement or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii) to pay or discharge taxes, Liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; and (v) generally, to do, at the option of the Secured Party, and at the Borrower’s expense, at any time, or from time to time, all acts and things which the Secured Party deems reasonably necessary to protect, preserve and realize upon the Collateral and the Security Interest granted therein in order to effect the intent of this Security Agreement, the Purchase Agreement, the Loan Agreement and the Loan, all as fully and effectually as the

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Borrower might or could do; and the Borrower hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Security Agreement and thereafter as long as any of the Obligations shall be outstanding.

(b) On a continuing basis, the Borrower will make, execute, acknowledge, deliver, file and record, as the case may be, in the proper filing and recording places in any jurisdiction, including, without limitation, the jurisdictions indicated on Exhibit B, attached hereto, all such instruments, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by the Secured Party, to perfect the Security Interest granted hereunder and otherwise to carry out the intent and purposes of this Security Agreement, or for assuring and confirming to the Secured Party the grant or perfection of a security interest in all the Collateral.

(c) The Borrower hereby irrevocably appoints the Secured Party as the Borrower’s attorney-in-fact so long as any of the Obligations shall be outstanding, with full authority in the place and stead of the Borrower and in the name of the Borrower, from time to time in the Secured Party’s discretion, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Security Agreement, including the filing, in its sole discretion, of one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of the Borrower where permitted by law.

13. Miscellaneous.

(a) Further Assurances. At any time and from time to time after the date hereof, each Party agrees to take such actions and to execute and deliver such documents as the other Party may reasonably request to effectuate the purposes of this Security Agreement.

(b) Assignment. Borrower shall not assign any of its rights, interests, or obligations under this Security Agreement without the prior written consent of Secured Party. Not withstanding the foregoing, Borrower may assign any of it’s rights, interest or obligations under this Security Agreement without prior written consent of the Secured Party, provided that such assignment is only to a related party of Borrower or to CCH with similar financial resources as Borrower or CCH. Subject to the foregoing restriction, this Security Agreement and all provisions hereof shall be binding upon, and inure to the benefit of, the Parties hereto and their respective heirs, successors, legal representatives, and assigns.

(c) Amendment. Except as otherwise provided in this Security Agreement, neither this Security Agreement nor any provision hereof may be waived, modified, amended, discharged, or terminated except by an instrument in writing signed by both Parties, and then only to the extent set forth in such writing.

(d) Entire Agreement. This Security Agreement, together with the Loan Agreement, the Purchase Agreement and the Escrow Agreement constitute the entire understanding between the Parties with respect to the matters set forth herein, and they supercede all prior or contemporaneous understandings or agreements between the Parties with respect to the subject matter hereof, whether oral or written, including the binding Equipment Purchase Commitment letter, dated June 28, 2007.

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(e) Notices. Any notice, approval, consent, waiver, or other communication required or permitted to be given or to be served upon either Party in connection with this Security Agreement shall be in writing. Such notice shall be personally served, sent by facsimile, sent prepaid by registered or certified mail with return receipt requested, or sent by reputable overnight delivery service, such as Federal Express, and shall be deemed given: (a) if personally served, when delivered to the Party to whom such notice is addressed; (b) if given by facsimile, when sent, provided that the confirmation sheet from the sending fax machine confirms that the total number of pages were successfully transmitted; (c) if given by prepaid or certified mail with return receipt requested, on the date of execution of the return receipt; or (d) if sent by reputable overnight delivery service, such as Federal Express, when received. Such notices shall be addressed to the Party to whom such notice is to be given at the Party’s address set forth below or as such Party shall otherwise direct in writing to the other Party delivered or sent in accordance with this Section.

If to Secured Party:

Basin Water, Inc.

8731 Prestige Court

Rancho Cucamonga, CA 91730

Attn: Chief Financial Officer

Fax No.: (909) 481-6801

If to Borrower:

Lloyd Ward

VL Capital LLC

5644 LBJ Freeway, Ste. 201

Dallas, TX 75240

Fax No.: [            ]

(f) Governing Law. This Loan Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of California, without giving effect to any choice of law or conflicts of laws rule or principle that would result in the application of any other laws.

(g) Cumulative Rights; Waiver. The rights created under this Security Agreement, or by law or equity, shall be cumulative and may be exercised at any time and from time to time. No failure by either Party to exercise, and no delay in exercising any rights, shall be construed or deemed to be a waiver thereof or of any other right under this Security Agreement, nor shall any single or partial exercise by any Party preclude any other or future exercise thereof or the exercise of any other right. Any waiver of my provision or of any breach of any provision of this Security Agreement must be in writing, and any waiver by any Party of

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any breach of any provision of this Security Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Security Agreement. The failure of any Party to insist upon strict adherence to any term of this Security Agreement on one or more occasions shall not be considered or construed or deemed a waiver of any provision or any breach of any provision of this Security Agreement or deprive that Party of the right thereafter to insist upon strict adherence to that term or provision or any other term or provision of this Security Agreement.

(h) Liberal Construction. This Loan Agreement constitutes a fully negotiated agreement among commercially sophisticated Parties, each assisted by legal counsel, and the terms of this Security Agreement shall not be construed or interpreted for or against any Party hereto because that Party or its legal representative drafted or prepared such provision.

(i) Severability. If any provision of this Security Agreement is invalid, illegal, or unenforceable, such provision shall be deemed to be severed or deleted from this Security Agreement and the balance of this Security Agreement shall remain in full force and effect notwithstanding such invalidity, illegality, or unenforceability.

(j) Good Faith and Fair Dealing. The Parties hereto acknowledge and agree that the performances required by the provisions of this Security Agreement shall be undertaken in good faith, and with each of the Parties dealing fairly with each other.

(k) No Third Party Beneficiaries. Subject to Section 14(b) above, this Security Agreement does not create, and shall not be construed to create, any rights enforceable by any person, partnership, corporation, joint venture, limited liability company or other form of organization or association of any kind that is not a Party to this Security Agreement, except to the extent that Secured Party’s rights may be enforced by a parent company thereof or a subsidiary thereto.

(l) Counterparts; Facsimile Execution. This Loan Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon, provided such signature page is attached to any other counterpart identical thereto except for having an additional signature page executed by any other Party. Each Party agrees that each other Party may rely upon the facsimile signature of any Party on this Security Agreement as constituting a duly authorized, irrevocable, actual, current delivery of this Security Agreement as fully as if this Security Agreement contained the original ink signature of the Party supplying a facsimile signature.

(m) Disputes.

(i) Mediation. Any dispute or controversy arising out of, under, or in connection with, or in relation to, this Security Agreement and/or any amendments thereto, or the breach thereof, which is not resolved informally by prior mutual agreement of the Parties hereto, shall be submitted to non-binding mediation. Each Party shall pay the fees of its own attorneys and all other

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expenses connected with presenting its case. Other costs of the mediation, including the mediator’s fee, the cost of any record or transcripts of the mediation, and all other fees and costs, shall be borne by equally by the parties. If that matter has not been resolved pursuant to the aforesaid mediation procedure within thirty (30) days of the commencement of such procedure, or such other period as the parties agree, either Party may seek relief in any court of competent jurisdiction pursuant to California Code of Civil Procedure § 1281.8 or any similar statute of an applicable jurisdiction.

(ii) Attorneys Fees. If mediation is waived and/or modified writing by the Parties hereto pursuant to Section 14(m)(i) above, and any Party to this Security Agreement reasonably retains counsel for the purpose of enforcing any provision of this Security Agreement, including without limitation the institution of any action or proceeding to enforce any provision of this Security Agreement, or to recover damages if otherwise available hereunder, or to obtain injunctive or other relief by reason of any alleged breach of any provision of this Security Agreement, or for a declaration based on a demonstrated necessity of such Party’s rights or obligations under this Security Agreement, or for any other judicial or equitable remedy, then if the matter is settled by judicial or quasi-judicial determination, the prevailing Party shall be entitled, in addition to such other relief as may be granted, to be reimbursed by the losing Party for all costs and expenses incurred, including without limitation all attorneys’ fees and costs for services rendered to the prevailing Party and any attorneys’ fees and costs incurred in enforcing any judgment or order entered. The prevailing Party shall be determined by the court in the initial or any subsequent proceeding.

(n) Venue. Venue for any mediation, action or proceeding brought pursuant to this Agreement shall be before a state or federal court, tribunal, or magistrate located in the County of San Diego, State of California.

(o) Force Majeure. If any performance (other than the payment of money due hereunder) of this Security Agreement is prevented, delayed, or made impracticable due to extended drought, flood, fire, earthquake, or other natural disaster, strike lock out, unavailability of necessary materials, electrical power or fuel, civil rioting, terrorist attack, war or military conflict, inability to obtain all necessary permits or approvals (including any and all environmental approvals), or if the cost of complying with environmental requirements renders this transaction economically impractical (collectively a “Force Majeure Event”), then such performance (except for the payment of money due hereunder) of this Security Agreement shall be excused for the period of prevention, delay, or impracticability resulting from the Force Majeure Event.

(p) Effect of Delay. No course of dealing between the Borrower and the Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder or the Loan shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

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IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.

BORROWER:

VL CAPITAL LC

By:	/s/ Lloyd Ward
Name:	Lloyd Ward
Title:	Manager

SECURED PARTY:

BASIN WATER, INC.

By:	/s/ Thomas C. Tekulve
Name:	Thomas C. Tekulve
Title:	Chief Financial Officer

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